EXHIBIT 10.18


                           CITIZENS UTILITIES COMPANY


                               1992 Employee Stock
                                 Purchase Plan



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                           CITIZENS UTILITIES COMPANY

                        1992 Employee Stock Purchase Plan
                             As Amended May 22, 1997
                             -----------------------


1.       Purpose

         The purpose of the 1992 Employee Stock Purchase Plan (the "Plan") is to enable eligible employees of Citizens Utilities Company (the "Company") to acquire Proprietary interests in the Company through the ownership of common stock of the Company. The Company believes that employees who participate in the Plan will have a closer identification with the Company by virtue of their ability as stockholders to participate in the Company's growth and earnings. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"). Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.       Definitions

         The following terms have the following meanings:

         (a) "Common Stock" shall mean shares of the $.25 par value Series B common stock of the Company.

         (b) "Subsidiary" shall mean any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in Section 424 of the Code.

         (c) "Eligible Employee" shall mean a person regularly employed by the Company or a Subsidiary on the effective date of any offering of stock pursuant to the Plan; provided, however, that no person shall be considered an Eligible Employee unless that person is customarily employed by the Company or a Subsidiary for more than twenty hours per week and more than five months in a calendar year, and provided further, that the Board of Directors may exclude the employees of any specified Subsidiary from any offering under the Plan.

         (d) "Purchase Period" shall mean the period set by the Committee for each offering commencing on the date on which options are granted pursuant to such offering to participating Eligible Employees and ending on the last date on which installment payments for stock to be purchased under the Plan for such offering may be made.

         (e) "Option" shall mean the right granted to Eligible Employees to purchase the Company's Common Stock under an offering made under the Plan.


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         (f)      "Subscription   Period"   shall  mean  that   period  of  time
                  prescribed in any offer of stock under the Plan beginning on the first day employees may elect to purchase shares and ending on the last day such elections to purchase are authorized to be received and accepted.

         (g) "Average Market Price" shall mean the mean between the high and low prices for the Company's shares of Common Stock on the New York Stock Exchange as reported by such exchange, or if the Company's Common Stock is not traded on such exchanges, the high and low prices for the Company's shares of Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or other quotation service.

         (h) "Annual Pay" shall mean an amount equal to the annual basic rate of pay of an Eligible Employee as determined from the payroll records of the Company or a Subsidiary on the effective date of an offer of stock made pursuant to the Plan.

3.       Shares Reserved For The Plan

         The shares of the Company's Common Stock to be sold to Eligible Employees under the Plan may, at the election of the Company, be either treasury shares or shares originally issued for such purpose. The maximum number of shares of Common Stock which shall be reserved and made available for sale under the Plan shall be 6,000,000. The shares reserved may be issued and sold pursuant to one or more offerings under the Plan. With respect to each offering, the Committee referred to in Paragraph 4 will specify the number of shares to be made available, the length of the Subscription Period, the length of the Purchase Period and such other terms and conditions not inconsistent with the Plan as may be appropriate. In no event shall the Subscription Period and the Purchase Period together exceed 27 months for any offering.

           In the event of a subdivision or combination of the Company's shares, including a stock dividend, stock split or similar event, the maximum number of shares which may thereafter be issued and sold under the Plan and the number of shares under elections to purchase at the time of such subdivision or combination will be proportionately increased or decreased, the terms relating to the price at which shares under elections to purchase will be sold will be appropriately adjusted, and such other action will be taken as in the opinion of the Board of Directors is appropriate under the circumstances. In case of a reclassification or other change in the Company's shares, the Board of Directors also will make appropriate adjustments.



4.       Administration Of The Plan

         The Plan shall be administered by a Committee consisting of not less than three directors of the Company who shall be appointed by the Board of Directors. Each Committee member shall be a "disinterested person" as such term is defined in Rule 16b-3 of the rules of the Securities and Exchange Commission. The Committee shall be vested with full authority to make, administer and interpret such rules and regulations regarding the Plan or to make amendments to the Plan itself as it may deem advisable; provided, however, that no such amendment shall increase the maximum number of shares available for sale under the Plan, otherwise than as required to reflect a subdivision or a combination as provided in Paragraph 3 hereof, nor shall any such amendment act to expand the persons eligible to participate in the Plan beyond the employees of the Company and its Subsidiaries. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Eligible Employees and all persons claiming under an Eligible Employee.

5.       Participation In The Plan

         Options to purchase the Company's Common Stock under the Plan shall be granted only to Eligible Employees. Options to purchase shares shall be granted to all Eligible Employees of the Company or any of its subsidiaries whose Eligible Employees are granted such rights; provided, however, that the Committee may determine that any offering of Common Stock under the Plan will not be extended to directors, officers, or highly paid employees of the Company or its Subsidiaries as defined in Code Section 414(g) or to those employees whose principal duties consist of supervising the work of other employees, and provided further that in no event may an employee be granted an option under this Plan if such employee, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of capital stock of the Company or of its Subsidiaries. For the purpose of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock which the employee may purchase under all outstanding options shall be treated as stock owned by the employee.

6.       Purchase Price

         The purchase price for shares of Common Stock purchased pursuant to the Plan (except as otherwise provided herein) will be the lesser of 85% of the Average Market Price on the first day of the Purchase Period or 85% of the Average Market Price on the last day of the Purchase Period. If no shares were traded on either or both of those days, the purchase price shall be established based upon 85% of the Average Market Price on the last day prior thereto on which shares were traded.

7.       Method Of Payment

         Payment for shares purchased pursuant to the Plan shall be made in installments through payroll deductions, with no right of prepayment except as provided in Paragraph 15 and 16 hereof. Each Eligible Employee electing to purchase shares will authorize the Company to withhold a designated amount from the Employee's regular weekly, biweekly, semimonthly or monthly pay for each payroll period during the Purchase Period. All such payroll deductions made for an Eligible Employee shall be credited to the Employee's account under the Plan. At the end of the Purchase Period, each Eligible Employee shall receive in cash the balance remaining in the Employee's account, if any, after the purchase of the number of shares covered by the option to purchase shares.

8.       Employee's Election To Purchase-Grant Of Options

         In order to participate in the Plan, an Eligible Employee must sign an election to purchase shares on a form provided by the Company, stating the Eligible Employee's desire to purchase shares under the Plan and showing the amount which the Eligible Employee elects to have withheld from the Employee's pay for such payroll period during the Purchase Period designated by the Committee. Before each new Purchase Period designated by the Committee, each Eligible Employee shall have the right to either continue the payroll withholding in effect from the previous Purchase Period or increase or decrease such withholding, subject to the limitations of the Plan or such other limitations set by the Committee for such offering. If an Eligible Employee fails to make a new election within the period specified by the Committee for such new offering, the Eligible Employee shall be deemed to have elected to continue the same payroll withholding that he or she elected for the previous Purchase Period. The election to purchase shares must be delivered on or before the last day of the Subscription Period to the person or office designated to receive and accept such elections. Subject to the limitations set forth in Paragraph 9, each participating Eligible Employee shall be granted an option to subscribe to purchase a number of shares to be determined by the following procedure:

Step 1. Determine  the  aggregate   amount  which  will  be withheld  from the
        Eligible  Employee's  pay during the Purchase Period;

Step 2. Determine the amounts which represent the lower of 85% of Average Market
        Price on the first day of the Purchase Period or the last day of the Purchase Period;

Step 3. Divide the figure determined in Step 1 by the figure determined in Step
        2 and round off the quotient to the nearest whole number. This final figure shall be the fixed maximum number of shares for which the Eligible Employee will be entitled to purchase.

        The date on which the option is granted to each participating Eligible Employee shall be the first day of the Purchase Period. Notice that an option has been granted shall be given to each participating Eligible Employee and shall show the withholding from such Eligible Employee's pay for each payroll period during the Purchase Period.

         In the event the total maximum number of shares resulting from all elections to purchase under any offering of shares under the Plan exceeds the number of shares offered, the Company reserves the right to reduce the maximum number of shares which Eligible Employees may purchase pursuant to their elections to purchase, to allot the shares available in such manner as it shall determine, but generally pro rata to subscriptions received.

         All shares included in any offering under the Plan in excess of the total number of shares which all Eligible Employees elect to purchase and all shares with respect to which elections to purchase are canceled as provided in Paragraph 12 shall continue to be reserved for the Plan and shall be available for inclusion in any subsequent offering under the Plan.


9.       Limitations On Number Of Shares Which May Be Purchased

         The following limitations shall apply with respect to the number of shares which may be purchased by each Eligible Employee who elects to participate in an offering under the Plan.

(a) No Eligible Employee may purchase shares during any one offering pursuant to the Plan for an aggregate purchase price (which shall be computed on an annual basis in the event the Purchase Period is more or less than 12 months) in excess of 20% of the Employee's Annual Pay; and

(b) No Eligible Employee shall be granted an option to purchase shares under the Plan if such option would violate the 5% limitation described in the second provision contained in Section 5 hereof; and

(c) No Eligible Employee may be granted an option to purchase shares which permits the Employee's rights to purchase stock under the Plan and all other stock option plans of the Company and of any Subsidiary pursuant to Section 423 of the Internal Revenue Code to accrue at a rate which exceeds in any one calendar year $25,000 of the fair market value of such stock (determined on the date the option to purchase is granted).

         An Eligible Employee may elect to purchase less than the total number of shares which he or she is entitled to elect to purchase.

10.      Rights As Stockholder

         An Eligible Employee will become a stockholder of the Company with respect to shares for which payment has been completed at the close of business on the last business day of the Purchase Period or on such earlier date on which the Eligible Employee has completed payment of the purchase plan shares. An Eligible Employee will have no rights as a stockholder with respect to shares under an election to purchase shares until the Employee has become a stockholder as provided above. A certificate for the shares purchased will be issued as soon as practicable after an Eligible Employee becomes a stockholder.

11.      Rights To Purchase Shares Not Transferable

         All rights of an Eligible Employee under the Plan may be exercised only by the Eligible Employee during his or her lifetime. An Eligible Employee's rights under an election to purchase shares may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution. If this provision is violated the right of the Eligible Employee to purchase shares shall terminate and the only right remaining under such Eligible Employee's election to purchase will be to have paid over to the person entitled thereto the amount then credited to the Eligible Employee's account.

12.      Cancellation Of Election To Purchase

         An Eligible Employee who has elected to purchase shares may cancel that election in its entirety or may partially cancel that election by reducing the amount which he or she has authorized the Company to withhold from his or her pay for each payroll period during the Purchase Period. Any such full or partial cancellation shall be effective upon the delivery by the Eligible Employee of written notice of cancellation to the office or person designated to receive elections. Such notice of cancellation must be so delivered before the close of business on the last business day of the Purchase Period. If an Eligible Employee partially cancels an original election by reducing the amount authorized to be withheld from the Employee's pay, he or she shall continue to make installment payments at the reduced rate for the remainder of the Purchase Period. Only one partial cancellation may be made during a Purchase Period.

         An Eligible Employee's rights upon the full or partial cancellation of an election to purchase shares shall be limited to the following:

(a) The Employee may receive in cash, as soon as practicable after delivery of the notice of cancellation, the amount then credited to the Employee's account, except, in the case of a partial cancellation, the Employee must retain in his or her account an amount equal to the amount of the new payroll deduction times the number of payroll periods in the Purchase Period through the date of cancellation, or

(b) The Employee may have the amount credited to the Employee's account at the time the cancellation becomes effective applied to the purchase of the number of shares such amount will then purchase.

         If option (b) is elected, installment payments must be continued for the month in which the notice of cancellation is given. The cancellation and purchase of shares will become effective at the close of business on the last day of business of such month. The purchase price of the shares so purchased will be 85% of the Average Market Price on the first day of the Purchase Period. The credit in an Employee's account shall be the aggregate of the amounts withheld from the Employee's pay and any amounts paid pursuant to Paragraphs 13, 14, 15 and 16.

13.      Leave Of Absence Or Layoff

         An Eligible Employee purchasing stock under the Plan who is granted a leave of absence (including a military leave) during the Purchase Period and such absence is for a period of 90 days or less (or if for a period in excess of 90 days, the Employee's right of reemployment with the Company is guaranteed either by statute or by contract) may during such period of absence make payments in cash to the Company in amounts equal to what such payments would have been pursuant to corresponding payroll deductions.

14.      Effect Of Failure To Make Payments When Due

         If in any payroll period, for any reason not set forth in Paragraph 13, an Eligible Employee who has filed an election to purchase shares under the Plan has no pay or the Employee's pay is insufficient (after other authorized deductions) to permit deduction of the installment payment, such payment may be made in cash at the time. If not so made, the Eligible Employee, when his or her pay is again sufficient to permit the resumption of installment payments, must pay in cash the amount of the deficiency in his or her account or arrange for uniformly increased installment payments so that, assuming the maximum purchase price per share, payment for the maximum number of shares covered by the Employee's option will be completed in the last month of the Purchase Period. If the Eligible Employee elects to make increased installment payments, he or she may, nevertheless, at any time make up the remaining deficiency by a lump sum payment.

         Subject to the above and other provisions of the Plan permitting postponement, the Company may treat the failure by an Eligible Employee to make any payment as a cancellation of his or her election to purchase shares. Such cancellation will be effected by mailing notice to the Employee at the Employee's last known business or home address. Upon such mailing, the Employee's only right will be to receive in cash the amount credited to his or her account.

15.      Retirement

         If an Eligible Employee retires in accordance with Company policy and has an election to purchase shares in effect at the time of the Employee's retirement, he or she may, within three months after the date of retirement (but, in no event later than the end of the Purchase Period), by delivering written notice to the office or person designated to receive elections, elect to:

         (a)      Complete the remaining installment payments in cash,

         (b) Make a lump sum payment in the amount of any deficiency for the remaining portion of the Purchase Period, or

         (c) Cancel the election to purchase shares in accordance with the provisions of Paragraph 12.

         If no such notice is given within such period, the election will be deemed canceled as of the date of retirement and the only right of the Eligible Employee will be to receive in cash the amount credited to his or her account.


16.      Death

         If an Eligible Employee, including a retired Eligible Employee, dies and has an election to purchase shares in effect at the time of death, the legal representative of the deceased Eligible Employee may, within three months from the date of death (but in no event later than the end of the Purchase Period by delivering written notice to the office or person designated to receive elections, elect to:

         (a)      Complete the remaining installment payments in cash,

         (b) Make a lump sum payment in the amount of any deficiency for the remaining portion of the Purchase Period, or

         (c) Cancel the election to purchase shares in accordance with the provisions of Paragraph 12.

         If no such notice is given within such period, the election will be deemed canceled as of the date of death, and the only right of such legal representative will be to receive in cash the amount credited to the deceased Eligible Employee's account.

17.      Termination Of Employment Other Than For Retirement Or Death

         If an Eligible Employee is terminated for any reason other than retirement or death prior to the end of the Purchase Period, the Employee's election to purchase shall thereupon be deemed canceled as of the date on which employment ended. In such an event, no further payments under such election will be permitted, and the Eligible Employee's only right will be to receive in cash the amount credited to his or her account.

18.      Application Of Funds

         All funds received by the Company in payment for shares to be purchased under the Plan and held at any time by the Company may be used for any valid corporate purpose.



19.        Governmental Approvals Or Consents

         The Plan shall not be effective unless it is approved by the stockholders of the Company within 12 months after the Plan is proposed for approval by the Board of Directors of the Company. The Plan and any offerings and sales to Eligible Employees under it are subject to any governmental approvals or consents that may be or become applicable in connection therewith. The Board of Directors of the Company may make such changes in the Plan and include such terms in any offering under the Plan as may be necessary or desirable, in the opinion of counsel, so that the Plan will comply with the rules and regulations of any governmental authority and so that Eligible Employees participating in the Plan will be eligible for tax benefits under the United States Internal Revenue Code or the laws of any state.

         (a) Allocate the Designated Shares on a pro rata basis among the participating Eligible Employees in proportion to the number of shares otherwise purchasable by each participating Eligible Employee prior to the allocation contemplated by this Paragraph; and

         (b) Return to each participating Eligible Employee any amount credited to their accounts which is not utilized to purchase shares. Interest at a rate to be set by the Committee shall be paid on all amounts returned to Eligible Employees pursuant to this Paragraph 19(b) only. For the purpose of computing interest, it will be assumed that shares were purchased with the earlier credits or payments and that all to-be-returned funds resulted from payments closest to the end of the Purchase Period.

         IN WITNESS WHEREOF, the Committee for the Plan has caused this instrument to be duly executed by the authorized members of the Committee this 22nd day of May, 1997.